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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 11, 2002





                          QUINTILES TRANSNATIONAL CORP.
             (Exact name of registrant as specified in its charter)


     NORTH CAROLINA                000-23520                 56-1714315
    (State or other          (Commission File No.)         I.R.S. Employer
      jurisdiction                                      Identification Number
   of incorporation)


             4709 CREEKSTONE DRIVE, RIVERBIRCH BUILDING, SUITE 200,
                       DURHAM, NORTH CAROLINA 27703-8411
                    (Address of principal executive offices)



                                 (919) 998-2000
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)




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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.*

         (c)      Exhibits

Exhibit Number    Description of Exhibit
--------------    ----------------------

99.01             Press Release, dated November 11, 2002, of Quintiles
                  Transnational Corp.


ITEM 9.  REGULATION FD DISCLOSURE.*

            On November 11, 2002, Quintiles Transnational Corp. (the "Company") issued a press release in which the Special Committee of its Board of Directors announced that it had rejected the proposal by Pharma Services Company, an entity wholly owned by Dennis B. Gillings, Ph.D., Chairman of the Board and Founder of the Company, to acquire all outstanding shares of the Company's common stock. A copy of the press release is attached hereto as Exhibit 99.01 and incorporated by reference herein.





* The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Furthermore, the information in this Current Report on Form 8-K, including the exhibits, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   QUINTILES TRANSNATIONAL CORP.



                                                   By: /s/ James L. Bierman
                                                       ------------------------
Dated: November 12, 2002                               James L. Bierman
                                                       Chief Financial Officer





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EXHIBIT INDEX


Exhibit Number      Description of Exhibit
--------------      ----------------------------
99.01               Press Release, dated November 11, 2002, of Quintiles
                    Transnational Corp.